UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 13, 2022
_____________________________
The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2022, Kevin Benmoussa submitted his resignation as the Chief Financial Officer and Treasurer of The Vita Coco Company, Inc. (the “Company”), effective August 31, 2022. Mr. Benmoussa is resigning to pursue another opportunity and the Company has initiated a formal search for his successor.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 17, 2022.

104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: June 17, 2022	By:	/s/ Martin Roper
Name: Martin Roper
Title: Chief Executive Officer